Pilgrim's Pride Corporation

Financial Results for
Second Fiscal Quarter Ended
June 26, 2011

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words "anticipate," "believe," "estimate," "should," "expect," "project," "plan," "imply," "intend," "foresee" and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; while JBS USA Holdings, Inc. ("JBS USA") has significant acquisition experience and historically has been able to realize substantial benefits through synergies, JBS USA may not be able to fully achieve all of the anticipated synergistic from the sale of 67% of the company's common stock to JBS USA within the time frames expected; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including exports to Russia, the anti-dumping proceeding in Ukraine and the anti-dumping and countervailing duty proceeding in China; and the impact of uncertainties of litigation as well as other risks described herein and under "Risk Factors" in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC").
- Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude charges associated with the company's restructuring under Chapter 11 Bankruptcy protection and other additional reorganization items. We have included this information as we believe that investors may be interested in our results excluding these items as this is a way our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income (loss) from continuing operations plus interest, income taxes, depreciation and amortization. "Adjusted EBITDA" is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Second Quarter Financial Review

- Net loss of $128.1 million, or $0.60 per diluted share, vs. net profit of $32.9 million, or $0.15 per share for the comparable quarter a year earlier.
  - Record-high feed costs and oversupply of chicken contributed to loss; combination of inventory reductions and spot sales into a weak market
  - Sales and volume rose in frozen foodservice and retail vs. a year ago, while fresh foodservice held steady
- Total net sales increased 12.6%, or $215 million over the second quarter of 2010
  - US sales rose $178 million, or 11.5%, primarily from inventory reduction plan and an increase in net revenue per pound sold
  - Mexico sales increased $37 million, or 23.2%, on higher volume and net revenue per pound sold
- Adjusted EBITDA was ($47.5) million vs. $127.6 million a year ago
- Actual feed ingredient purchases were approximately $254.7 million higher during Q2 2011 vs. Q2 2010, with corn increasing by 92% and soybean meal increases reaching 29%
  - Recognized $5.7 million in net mark-to-market losses

Pilgrim's

Results of Operations

	Thirteen Weeks Ended		Twenty-Six Weeks Ended	
	June 26, 2011	June 27, 2010	June 26, 2011	June 27, 2010
	(in millions, except per share data)			
Net income (loss) attributable to Pilgrim's Pride Corporation	$ (128,141)	$ 32,918	$ (248,901)	$ (12,629)
Weighted average shares of common stock outstanding:				
Basic	214,282	214,282	214,282	214,282
Diluted	214,282	214,282	214,282	214,282
Net income (loss) per share of common stock outstanding:				
Basic	$ (0.60)	$ 0.15	$ (1.16)	$ (0.06)
Diluted	$ (0.60)	$ 0.15	$ (1.16)	$ (0.06)

Pilgrim's

Results of Operations (Continued)

	Thirteen Weeks Ended		YoY Change	
	June 26, 2011	June 27, 2010		
	(In millions, except per share data)		Amount	Percentage
Net Sales to Customers				
United States	$ 1,724.8	$ 1,547.0	$ 177.9	11.5%
Mexico	197.9	160.6	37.3	23.2%
Net sales	$ 1,922.7	$ 1,707.6	$ 215.1	12.6%
Gross (Loss) Profit				
United States	(54.3)	107.5	$(161.8)	-150.5%
Mexico	8.1	25.0	(16.9)	-67.7%
Gross profit (loss)	(46.2)	132.5	$(178.7)	-134.9%
Gross (Loss) Profit				
United States	(101.4)	31.5	$(132.9)	-422.5%
Mexico	2.7	20.4	(17.7)	-86.6%
Operating income (loss)	(98.7)	51.9	$(150.6)	-290.2%

UB Parts Pricing



Breast Meat
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
$
January
Februa...
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5 Year Ave



Leg Quarters
0.50
0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
$
January
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July
August
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5 Year Ave



Wings
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
$
January
Febru...
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April
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5 Year Ave



Georgia Dock
0.90
0.88
0.86
0.84
0.82
0.80
0.78
0.76
0.74
0.72
0.70
$
January
February
March
April
May
June
July
August
September
October
November
December
2010
2011
5 Year Ave

Results of Operations (Continued)

	Thirteen Weeks Ended June 26, 2011	Thirteen Weeks Ended June 27, 2010	YoY Change Amount	YoY Change Percentage
	(In millions, except per share data)			
Net sales	$ 1,922.8	$ 1,707.7	$ 215.1	12.6%
Net income (loss) attributable to Pilgrim's Pride Corporation	**$ (128.1)**	**$ 32.9**	**$(161.1)**	-489.3%
EBITDA	(47.3)	114.5	(161.9)	-141.3%
Adjusted EBITDA	**(47.6)**	**127.6**	(175.1)	-137.3%
<u>EBITDA Reconciliation</u>				
Net loss from continuing operations	**(127.9)**	**34.6**	(162.5)	-469.9%
Add:				
Income tax expense (benefit)	3.5	(1.5)	5.0	-330.9%
Interest expense, net	27.1	25.5	1.7	6.5%
Depreciation and amortization	52.2	59.7	(7.5)	-12.5%
Minus:				
Amortization of capitalized loan costs	2.3	3.8	(1.5)	-40.2%
EBITDA	**(47.4)**	**114.5**	**(161.9)**	-141.3%
EBITDA Margin	*-2.46%*	*6.71%*		
Add:				
Restructuring charges	-	16.9	(16.9)	-100.0%
Reorganization items, net	-	(2.2)	2.2	-100.0%
Minus:				
Net income attributable to noncontrolling interest	0.2	1.7	(1.5)	-87.5%
EBITDA - Adjusted	**(47.6)**	**127.5**	**(175.1)**	-137.3%
EBITDA Margin - Adjusted	*-2.47%*	*7.47%*		

Capital Expenditures

- Original capital expenditure budget = $150 million
- Revised capital spend target = $120-$130 million



$179.3
$64.0
$39.2
$103.2
2010 Total
1Q
2Q
2011 YTD

The Company has tightened the reins on capital investments and will continue to monitor the necessity of planned expenditure.

Amendment to Bank Loan

- Agreement gives us more financial flexibility to tackle challenges posed by high grain costs and weak pricing
  - Banks agreed to suspend the fixed-charge and senior secured leverage debt covenants until December 2012
  - Amendment also sets covenant terms at levels more favorable to company
- Ample runway to significantly improve our business
- JBS provided $50M loan in support of amendment
- Amendment is a proactive step to demonstrate that Pilgrim's has the support of our bank group and JBS USA as we work to improve our business and operations.